SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 20, 2002
                        (Date of Earliest Event Reported)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

                        Commission File Number: 33-62895

         MASSACHUSETTS                                  04-2664016
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)
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Item 5.           Other Events and Regulation FD Disclosure


         On August 20, 2002, Standard & Poor's Ratings Services announced that it lowered from AA+ to AA its counterparty and insurer financial strength ratings on John Hancock Life Insurance Company, and lowered from A+ to A its counterparty and senior debt ratings on John Hancock Life Insurance Company's parent, John Hancock Financial Services, Inc. The ratings outlook for both companies has been revised from negative to stable.

         In addition, Standard & Poor's Ratings Services also announced that it lowered from AA+ to AA its counterparty and insurer financial strength ratings on John Hancock Variable Life Insurance Company ("JHVLICO"). JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company. The ratings outlook for JHVLICO has been revised from negative to stable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


Date:      August 21, 2002          By:  /s/ Michele G. Van Leer
                                         ----------------------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President